Exhibit 10.21

Loan Numbers: 1008457,
1008458,
and 1010219
FIFTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 21, 2022, is made by and between RLJ LODGING TRUST, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), RLJ LODGING TRUST, a Maryland real estate investment trust (the “Parent Guarantor”), each of the undersigned Subsidiary Guarantors (as defined in the Amended Credit Agreement (as defined below)), the Lenders party hereto (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).
    WHEREAS, the Borrower, the Parent Guarantor, the Administrative Agent and the financial institutions initially a signatory to the Existing Credit Agreement (as defined below) together with their successors and assigns under Section 13.6 of the Existing Credit Agreement have entered into that certain Third Amended and Restated Credit Agreement dated as of December 18, 2019 (as amended by the First Amendment to Third Amended and Restated Credit Agreement, dated as of June 24, 2020, as further amended by the Second Amendment to Third Amended and Restated Credit Agreement, dated as of December 10, 2020, as further amended by the Third Amendment to Third Amended and Restated Credit Agreement, dated as of June 10, 2021, as further amended by the Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of September 16, 2021, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, collectively, the “Existing Credit Agreement”). Capitalized terms used herein and not defined herein have the meanings provided in the Amended Credit Agreement (as defined below);
WHEREAS, the Borrower and the Parent Guarantor have requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Existing Credit Agreement as described herein; and
WHEREAS, the Administrative Agent and the Lenders party to this Amendment (which Lenders comprise the Requisite Lenders under the Existing Credit Agreement) have agreed to so amend certain terms and conditions of the Existing Credit Agreement to make certain agreed upon modifications on the terms and conditions set forth below in this Amendment.
    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
1.Amendments to Existing Credit Agreement. Effective as set forth in Section 2 below, the Existing Credit Agreement is hereby amended as follows (the “Amended Credit Agreement”):
(a)Section 1.1 of the Existing Credit Agreement is hereby amended to add the following defined term in the appropriate alphabetical order:

“‘Minimum Liquidity Amount’ shall mean One Hundred Fifty Million Dollars ($150,000,000), as such amount may be increased pursuant to Section 10.12(c)(vii).”
(b)Section 10.1(d) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(d)    Minimum Liquidity. At all times during the Leverage Relief Period, but tested as of the end of each calendar month, the sum of (i) all unrestricted cash and Cash Equivalents held by the Borrower and its Subsidiaries as of such date plus (ii) the aggregate unused and available Revolving Credit Commitments (to the extent available to be drawn at the date of determination) shall not be less than the Minimum Liquidity Amount.”
(c)Section 10.12(c) of the Existing Credit Agreement is hereby amended by deleting the “and” at the end of clause (v), replacing the period at the end of clause (vi) with a “, and”, and adding the following as a new clause (vii) thereto:
“(vii)    Parent Guarantor may repurchase Equity Interests in itself in an amount up to Fifty Million Dollars ($50,000,000) so long as such Equity Interests are repurchased with either (x) cash from operations of the Parent Guarantor and its Subsidiaries, (y) cash on hand of the Parent Guarantor and its Subsidiaries so long as such cash is not (A) subject to clause (z), below, Net Proceeds that are required to be applied for another specific purpose pursuant to Section 2.8(b)(iv), or (B) proceeds of any Loan or (z) Net Proceeds received from an Asset Disposition and retained by Borrower pursuant to the terms of this Agreement, provided, however, that the Minimum Liquidity Amount shall automatically increase dollar for dollar, by the total amount expended towards the repurchase of such Equity Interests.”
2.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions precedent:
(a)The Administrative Agent shall have received:
(i)counterparts of this Amendment duly executed and delivered by the Borrower and the other Loan Parties, the Administrative Agent and the Requisite Lenders;
(ii)a certificate of a Responsible Officer of the Parent Guarantor or the Borrower certifying as to the conditions set forth in Section 6.2.(a), (b) and (d) of the Amended Credit Agreement on the date hereof and after giving effect to this Amendment and the transactions contemplated hereby;
(iii)all other fees and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all reasonable and documented out-of-pocket expenses (including fees and reasonable and documented out-of-pocket expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment; and
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(iv)a copy of a duly executed amendment to each of the Five-Year Term Loan Agreement and the Capital One Term Loan Agreement, consistent with the modifications contemplated hereby.
(b)In the good faith and reasonable judgment of the Administrative Agent:
(i)there shall not have occurred or become known to the Administrative Agent or any of the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lenders prior to the date hereof that has had or could reasonably be expected to result in a Material Adverse Effect (which determination shall exclude any event or circumstance resulting from the COVID-19 pandemic to the extent that such event or circumstance has been disclosed in writing by the Borrower to Administrative Agent or publicly, or in the public domain);
(ii)no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened in writing which could reasonably be expected to (A) result in a Material Adverse Effect or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of the Borrower or any other Loan Party to fulfill its obligations under this Amendment and the Loan Documents to which it is a party;
(iii)the Borrower and the other Loan Parties shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any Applicable Law or (B) any material agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound; and
(iv)the Borrower and each other Loan Party shall have provided (i) all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower.
The Administrative Agent shall notify in writing the Borrower and the Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding.
3.Intentionally Omitted.
4.Representations and Warranties. The Borrower and the Parent Guarantor each hereby certifies that: (a) no Default or Event of Default exists as of the date hereof or would exist immediately, in each case, after giving effect to this Amendment; (b) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (unless any such representation and
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warranty is qualified by materiality, in which event such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (unless any such representation and warranty is qualified by materiality, in which event such representation and warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Loan Documents; (c) no consent, approval, order or authorization of, or registration or filing with, any third party (other than any required filing with the SEC, which the Borrower agrees to file in a timely manner or filings or recordations required in connection with the perfection of any Lien on the Collateral in favor of the Administrative Agent) is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained; and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower and the Parent Guarantor, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally. The Borrower and the Parent Guarantor each confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ or the Administrative Agent's rights and remedies (all of which are hereby reserved).
5.Intentionally Omitted.
6.Ratification. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the Borrower, the Parent Guarantor and each Subsidiary Guarantor each hereby reaffirms and confirms its obligations under the Amended Credit Agreement, the Guaranty (solely with respect to the Parent Guarantor and the Subsidiary Guarantors) and the other Loan Documents to which it is a party and each and every such Loan Document executed by the undersigned in connection with the Existing Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. This Amendment is not intended to and shall not constitute a novation. All references to the Existing Credit Agreement contained in the above-referenced documents shall be a reference to the Amended Credit Agreement and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified.
7.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
8.Counterparts. To facilitate execution, this Amendment and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.
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9.Headings. The headings of this Amendment are provided for convenience of reference only and shall not affect its construction or interpretation.
10.Miscellaneous. This Amendment shall constitute a Loan Document under the Amended Credit Agreement. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment. Each of the Borrower and the Parent Guarantor represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of the Administrative Agent or its counsel in entering into this Amendment.
11.Litigation; Jurisdiction; Other Matters; Waivers. The terms and provisions of Section 13.5 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis, as though fully set forth herein, and the parties hereto agree to such terms.
REST OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers all as of the day and year first above written.

BORROWER:

RLJ LODGING TRUST, L.P.,
a Delaware limited partnership

By:    RLJ Lodging Trust,
    a Maryland real estate investment trust,
    its sole general partner

    By:     /s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Chief Executive Officer
PARENT GUARANTOR:

RLJ LODGING TRUST,
a Maryland real estate investment trust

By:     /s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Chief Executive Officer
SUBSIDIARY GUARANTORS:
RLJ III – C BUCKHEAD, INC.,
a Texas corporation
By:     /s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Treasurer
RLJ III – EM WEST PALM BEACH, INC.,
a Texas corporation
By:     /s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Treasurer
FELCOR HOLDINGS TRUST
/s/ Leslie D. Hale
Name: Leslie D. Hale
Title: Trustee
Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON ANNEX I HERETO
By: RLJ LODGING TRUST, L.P.,
a Delaware limited partnership,     the direct or indirect holder of all controlling interests in such Subsidiary Guarantor

By: RLJ LODGING TRUST, a Maryland real estate investment trust, its sole general partner
By:     /s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Chief Executive Officer
[Signatures Continued on Next Page]
Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, a Lender, a Swingline Lender and an Issuing Bank

By: /s/ Daniel S. Dyer
Name: Daniel S. Dyer
Title: Director

Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Lender, as Syndication Agent with respect to Tranche A-2 Term Loan Facility and as Documentation Agent with respect to the Revolving Credit Facility
    By:     /s/ Katie Chowdhry
Name: Katie Chowdhry
Title:     Senior Vice President

Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ David L. Mahmood
Name: David L. Mahmood
Title: Managing Director

Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, successor to BBVA USA,
as a Lender

By:     /s/ Paul Jamioucowsiu
Name: Paul Jamioucowsiu
    Title: Executive Vice President
[Signatures Continued on Next Page]

Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

TD BANK, as a Lender and as Documentation Agent

    By:     /s/ Michael Duganich
    Name: Michael Duganich
    Title: Vice President

Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender and as Syndication Agent

    By:     /s/ Suzanne E. Pickett
    Name: Suzanne E. Pickett
    Title: Senior Vice President

Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Revolving Credit Lender, as a Tranche A-1 Term Loan Lender, and as a Tranche A-2 Term Loan Lender

    By:     /s/ Jessica W. Phillips
    Name: Jessica W. Phillips
    Title: Authorized Signatory

Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

REGIONS BANK, as a Syndication Agent and as a Lender
    By:     /s/ Ghi S. Gavin
Name: Ghi S. Gavin
Title:    Senior Vice President

Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

RAYMOND JAMES BANK, N.A., as a Lender
    By:     /s/ Alex Sierra
Name: Alex Sierra
    Title:    Vice President

Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Lender
    By:     /s/ Jake Sigmund
Name: Jake Sigmund
    Title: Authorized Signatory

Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

TRUIST BANK, as Lender
    By:     /s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
    Title: Director

Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as a Lender
    By:     /s/ Charlene Saldanha
Name: Charlene Saldanha
    Title: Vice President

Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
    By:     /s/ vamouroux
Name: vamouroux
    Title:
Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement

ANNEX I

SUBSIDIARY GUARANTORS
1.	RLJ C CHARLESTON HD, LLC
1.	RLJ C HOUSTON HUMBLE, LP
1.	RLJ C NY UPPER EASTSIDE, LLC
1.	RLJ C PORTLAND DT, LLC
1.	RLJ C WAIKIKI, LLC
1.	RLJ CABANA MIAMI BEACH, LLC
1.	RLJ DBT KEY WEST, LLC
1.	RLJ EM IRVINE, LP
1.	RLJ EM WALTHAM, LLC
1.	RLJ HGN EMERYVILLE, LP
1.	RLJ HP FREMONT, LP
1.	RLJ HY ATLANTA MIDTOWN, LLC
1.	RLJ HYH SAN DIEGO, LP
1.	RLJ HYH SAN JOSE, LP
1.	RLJ HYH SAN RAMON, LP
1.	RLJ HYH WOODLANDS, LP
1.	RLJ II – C HAMMOND, LLC
1.	RLJ II – C MIDWAY, LLC
1.	RLJ II – F CHERRY CREEK, LLC
1.	RLJ II – F HAMMOND, LLC
1.	RLJ II – F KEY WEST, LLC
1.	RLJ II – F MIDWAY, LLC
1.	RLJ II – HA GARDEN CITY, LLC
1.	RLJ II – HA MIDWAY, LLC
1.	RLJ II – HG MIDWAY, LLC
1.	RLJ II - HOLX MIDWAY, LLC
1.	RLJ II – INDY CAPITOL HOTELS, LLC
1.	RLJ II – MH DENVER S, LLC
1.	RLJ II – MH MIDWAY, LLC
1.	RLJ II – R HAMMOND, LLC
1.	RLJ II – R HOUSTON GALLERIA, LP
1.	RLJ II – R LOUISVILLE DT KY, LLC
1.	RLJ II – R MERRILLVILLE, LLC
1.	RLJ II – RH BOULDER, LLC
1.	RLJ II – RH PLANTATION, LLC
Annex I-1

1.	RLJ II – SLE MIDWAY, LLC
1.	RLJ III – EM FORT MYERS, LLC
1.	RLJ III – EM TAMPA DT, LLC
1.	RLJ III – HG NEW ORLEANS CONVENTION CENTER, LLC
1.	RLJ III – HGN HOLLYWOOD, LP
1.	RLJ III – HGN PITTSBURGH, LP
1.	RLJ III – R NATIONAL HARBOR, LLC
1.	RLJ III – ST. CHARLES AVE HOTEL, LLC
1.	RLJ R ATLANTA MIDTOWN, LLC
1.	RLJ R HOUSTON HUMBLE, LP
1.	RLJ S HILLSBORO, LLC
1.	RLJ C SAN FRANCISCO, LP
1.	RLJ HP WASHINGTON DC, LLC
1.	RLJ S HOUSTON HUMBLE, LP
1.	RLJ C HOUSTON HUMBLE GENERAL PARTNER, LLC
1.	RLJ EM IRVINE GENERAL PARTNER, LLC
1.	RLJ HP FREMONT GENERAL PARTNER, LLC
1.	RLJ HYH SAN DIEGO GENERAL PARTNER, LLC
1.	RLJ HYH SAN JOSE GENERAL PARTNER, LLC
1.	RLJ HYH SAN RAMON GENERAL PARTNER, LLC
1.	RLJ HYH WOODLANDS GENERAL PARTNER, LLC
1.	RLJ II SENIOR MEZZANINE BORROWER, LLC
1.	RLJ II JUNIOR MEZZANINE BORROWER, LLC
1.	RLJ II – R HOUSTON GALLERIA GENERAL PARTNER, LLC
1.	RLJ III – C BUCKHEAD PARENT, LLC
1.	RLJ III – EM WEST PALM BEACH PARENT, LLC
1.	RLJ III – HGN HOLLYWOOD GENERAL PARTNER, LLC
1.	RLJ R HOUSTON HUMBLE GENERAL PARTNER, LLC
1.	RLJ C SAN FRANCISCO GENERAL PARTNER, LLC
1.	RLJ S HOUSTON HUMBLE GENERAL PARTNER, LLC
1.	RLJ HGN EMERYVILLE GENERAL PARTNER, LLC
1.	RLJ III – HGN PITTSBURGH GENERAL PARTNER, LLC
1.	RLJ II – CR AUSTIN DT, LP
1.	RLJ II – CR AUSTIN DT GENERAL PARTNER, LLC
Annex I-2

1.	RLJ III – HS WASHINGTON DC, LLC
1.	RLJ R BETHESDA, LLC
1.	RLJ II – MH LOUISVILLE DT, LLC
1.	FELCOR AUSTIN DOWNTOWN HOTEL, L.L.C.
1.	FELCOR TRS BORROWER 4, L.L.C.
1.	FELCOR/CMB BUCKHEAD HOTEL, L.L.C.
1.	BIRMINGHAM ES HOTEL, L.L.C.
1.	BIRMINGHAM HOTEL HOLDO, L.L.C.
1.	DEERFIELD BEACH ES HOTEL, L.L.C.
1.	DEERFIELD BEACH HOTEL HOLDCO, L.L.C.
1.	FELCOR/CSS (SPE), L.L.C.
1.	FELCOR/CSS HOLDINGS, L.P.
1.	FELCOR/CSS HOTELS, L.L.C.
1.	FT. LAUDERDALE ES HOTEL, L.L.C.
1.	FT. LAUDERDALE HOTEL HOLDCO, L.L.C.
1.	MIAMI AP HOTEL, L.L.C.
1.	MIAMI AP HOTEL HOLDCO, L.L.C.
1.	FELCOR MILPITAS OWNER, L.L.C.
1.	MINNEAPOLIS ES HOTEL, L.L.C.
1.	MINNEAPOLIS HOTEL HOLDCO, L.L.C.
1.	FELCOR/CMB ORSOUTH HOLDINGS, L.P.
1.	FELCOR/CMB ORSOUTH HOTEL, L.L.C.
1.	FELCOR/CMB SSF HOLDINGS, L.P.
1.	FELCOR/CMB SSF HOTEL, L.L.C.
1.	FELCOR UNION SQUARE HOTEL, L.L.C.
1.	CHARLESTON MILLS HOUSE HOTEL, L.L.C.
1.	CHARLESTON MILLS HOUSE HOTEL HOLDCO, L.L.C.
1.	FELCOR/JPM HOTELS, L.L.C.
1.	FELCOR/JPM HOSPITALITY (SPE), L.L.C.
1.	FELCOR/JPM HOSPITALITY HOLDCO (SPE), L.L.C.
1.	FELCOR HOTEL OPERATING COMPANY, L.L.C.
1.	FELCOR FQ HOTEL, L.L.C.
1.	FELCOR SANTA MONICA OWNER, L.L.C.
1.	FELCOR LODGING LIMITED PARTNERSHIP
1.	RANGERS GENERAL PARTNER, LLC
1.	RANGERS SUB I, LLC
1.	RLJ MACH BOSTON, LLC

Annex I-3

Annex I-4